UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): January 2, 2019

MARTIN MIDSTREAM PARTNERS L.P.
(Exact name of Registrant as specified in its charter)

DELAWARE (State of incorporation or organization)	000-50056 (Commission file number)	05-0527861 (I.R.S. employer identification number)

4200 STONE ROAD
KILGORE, TEXAS (Address of principal executive offices)		75662 (Zip code)

Registrant’s telephone number, including area code: (903) 983-6200

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units representing limited partnership interests	MMLP	The NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the
Exchange Act. ☐

Explanatory Note

Martin Midstream Partners L.P. (the “Partnership”) filed a Current Report on Form 8-K on January 2, 2019 (the “Original Report”) to report the purchase of all of the issued and outstanding equity of Martin Transport, Inc. (“MTI”) from Martin Resource Management Corporation (“MRMC”), the owner of the Partnership's general partner, for total consideration of $135.0 million with a $10.0 million earn-out based on certain performance thresholds, subject to certain post-closing adjustments.

The Partnership's management determined that the acquisition of MTI was between entities (the Partnership and MRMC, through its subsidiaries) under common control. Accordingly, as described further below, the Partnership is required to retrospectively update its historical financial statements and related information to include MTI for all periods in which the Partnership and MRMC were under common control.

Item 8.01.    Other Events.

As described in the Original Report and above, on January 2, 2019, the Partnership entered into the stock purchase agreement with MRMC. Because MRMC controls the Partnership through its ownership of the Partnership's general partner, the acquisitions were considered a transfer of net assets between entities under common control. As a result, the Partnership is required to retrospectively update its financial statements to include the activities of MTI as of the date of common control. Exhibits 99.1, 99.2, and 99.3 included in this Current Report on Form 8-K give retroactive effect to the acquisition of MTI as if the Partnership owned such businesses since the date of common control.

Form 10-K

Capitalized terms used in Exhibits 23.1, 99.1, 99.2 and 99.3 hereto shall have the meanings given to them in the Partnership's original Annual Report on Form 10-K for the year ended December 31, 2018, filed by the Partnership with the Securities and Exchange Commission (the “SEC”) on February 19, 2019 (the “2011 Form 10-K”).

The 2018 Form 10-K is hereby updated by this Current Report on Form 8-K as follows:

•	the Selected Financial and Operating Data of the Partnership included herein on Exhibit 99.1 supersedes Part II, Item 6 of the 2018 Form 10-K;

•
the Management's Discussion and Analysis of Financial Condition and Results of Operations of the Partnership for the year ended December 31, 2018 included herein on Exhibit 99.2 supersedes Part II, Item 7 of the 2011 Form 10-K; and

•	the Financial Statements and Supplementary Data of the Partnership included herein on Exhibit 99.3 supersedes Part II, Item 8 of the 2018 Form 10-K.

Other than the revisions noted above, the Partnership has made no attempt to revise or update the 2018 Form 10-K for events occurring after the original filing of the 2018 Form 10-K.

This Current Report on Form 8-K should be read in conjunction with the 2018 Form 10-K, and any references herein to Items 6, 7 and 8 under Part II of the 2018 Form 10-K refer to Exhibits 99.1, 99.2 and 99.3, respectively. As of the date of this Current Report on Form 8-K, future references to the Partnership's historical financial statements and the MD&A for the year ended December 31, 2018 should be made to this Current Report, as well as future quarterly and annual reports on Form 10-Q and Form 10-K, respectively.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
23.1	Form 10-K - Consent of Independent Registered Public Accounting Firm.
99.1	Form 10-K - Part II, Item 6. Selected Financial and Operating Data.
99.2	Form 10-K - Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations.
99.3	Form 10-K - Part II, Item 8. Financial Statements and Supplementary Data.

 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTIN MIDSTREAM PARTNERS L.P. By: Martin Midstream GP LLC, Its General Partner
Date: May 20, 2019	By: /s/ Robert D. Bondurant
Robert D. Bondurant
Executive Vice President, Treasurer, Principal Accounting Officer and Chief Financial Officer